Investment in equity affiliate	12 Months Ended
Dec. 31, 2013
Investment in equity affiliate
Note 9.	Investment in equity affiliate

On October 26, 2010, the Company acquired a 34.35% interest in Zbang It Ltd. (“Zbang”), an Israeli-based private company, for $800 in cash. Zbang is a developer of an integrated online communication application.

The Company accounted for its investment in Zbang under the equity method of accounting. At December 31, 2012, Zbang owed the Company $1,177, including accrued interest of $52, under an unsecured loan agreement. In December 2012, the Company commenced negotiation to purchase Zbang’s technology and hire its developers and sell its minority share in Zbang. On March 28, 2013, the Company purchased the technology for $1,420 and sold its minority share in Zbang for one U.S. dollar. The purchase consideration payable was off-set with the outstanding loan.

The changes in investment in equity affiliate were as follows:

	Year Ended December 31,
	2012	2013
Net balance as of January 1	$511	$—
Result from investment in equity affiliate	(511)	—

Net balance as of December 31	$—	$—

The Company had an option to purchase the remaining 65.65% ownership interest in Zbang at specified dates for consideration as determined pursuant to the terms specified in an option agreement entered into with Zbang. The period to exercise this option began on April 1, 2011 and expired on March 31, 2013. The Company determined the value of the option using a binomial option-pricing model. The value of the option was not considered material to the financial statements as of December 31, 2012.